Virtus Strategic Income Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated May 11, 2017, to the Summary Prospectus, and the Virtus Alternative
Solutions Trust Statutory Prospectus and Statement of Additional Information (“SAI”),
each dated April 10, 2017, as supplemented

Important Notice to Investors

Effective May 10, 2017, the Virtus Strategic Income Fund (the “Fund”) was liquidated. The Fund has ceased to exist and is no longer available for sale. Accordingly, the Fund’s Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and

SAI for future reference.

VAST 8034/StratIncomeClosed (5/2017)